UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2019
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860		81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification Number)

1678 S. Pioneer Road	Salt Lake City	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Amendment No. 4 to Credit Agreement
On September 26, 2019, Varex Imaging Corporation (the “Company”), as borrower, entered into Amendment No. 4 (the “Amendment”) to its Credit Agreement, dated as of May 1, 2017, with Bank of America, N.A. as administrative agent, and the other lenders party thereto (as amended, the “Credit Agreement”). The Amendment allows the Company’s subsidiary in the Netherlands to obtain a loan outside of the Credit Agreement of up to €8,000,000 to fund construction of a new building in the Netherlands. In addition, the Amendment modifies the definition of Consolidated EBITDA to exclude certain items, up to $6,000,000, related to specific non-recurring cash expenses as well as clarifies the timing and definition of certain other existing exclusions from the definition of Consolidated EBITDA. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this report as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 above describing the Amendment to Credit Agreement is incorporated herein by reference.

Item 8.01	Other Events
On October 1, 2019, the Company, in accordance with the terms of the Credit Agreement, provided notice to the administrative agent that effective as of October 8, 2019, the Company was permanently reducing the revolving credit commitment under the Credit Agreement by $25,000,000 such that the revolving credit commitment will be $125,000,000. The reduction in the revolving credit commitment will also reduce the fees paid by the Company in connection with such commitment.

Item 9.01	Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description
10.1	Amendment No. 4 to Credit Agreement dated September 26, 2019 between Varex Imaging Corporation, Bank of America, N.A., as administrative agent and the lenders and guarantors party thereto.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: October 1, 2019	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary